LIMITED POWER OF ATTORNEY
FOR SECTION 16(a) FILINGS

Known all by these present, that the undersigned hereby constitutes and appoints Dawn M. Rogers Esq., Abigail R. McHugh,
and John J. Mutkoski Esq., and each of them individually, the undersigned's true and lawful attorney-in-fact to:
1. execute for and on behalf of the undersigned, in the undersigned's capacity as an officer, director or stockholder of Monotype Imaging
Holdings Inc. (the Company), Forms 3, 4 and 5 and amendments thereto in accordance with Section 16(a) of the Securities Exchange
Act of 1934 and the rules thereunder;
2. do and perform any and all acts for and on behalf of the
undersigned which may be necessary or desirable to complete and execute any such Form 3, 4 or 5 and any amendments thereto and timely file such forms with the SEC and any stock exchange or similar authority; and
3. take any other action of any type whatsoever which, in the opinion of such attorney-in-fact, may be necessary or desirable in connection with the foregoing authority, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's
discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing
whatsoever requisite, necessary or proper to be done in the
exercise of any of the rights and powers herein granted, as
fully to all intents and purposes as the undersigned might
or could do if personally present, with full power of
substitution or revocation, hereby ratifying and confirming
all that such attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming, nor is the
Company assuming, any of the undersigned responsibilities to comply with Section 16 of the Securities Exchange Act of
1934.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3,
4 and 4 with respect to the undersigned's holdings of and
transactions in securities issued by the Company, unless
earlier revoked by the undersigned in a signed writing
delivered to the foregoing attorney-in-fact.  This Power
of Attorney may be filed with the Securities and Exchange
Commission as a confirming statement of the authority
granted herein.

IN WITNESS WHEREOF the undersigned has caused this Power of
Attorney to be executed as of this 17th day of November, 2015.

/s/ Janet M. Dunlap